ADVISOR'S DISCIPLINED TRUST 157
                 HIGH 50 DIVIDEND STRATEGY PORTFOLIO, SERIES 17

                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 14, 2007

     Notwithstanding anything to the contrary in the prospectus, the stock of American Home Mortgage Investment Corp. is no longer included in the portfolio.

Supplement Dated:  August 1, 2007











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